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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
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EXHIBIT 10.1



                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
                                       BETWEEN
                            SMITHKLINE BEECHAM CORPORATION
                                         AND
                           ARRIS PHARMACEUTICAL CORPORATION


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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
                                       BETWEEN
                            SMITHKLINE BEECHAM CORPORATION
                                         AND
                           ARRIS PHARMACEUTICAL CORPORATION

    l.     DEFINITIONS
    2.     PROOF OF CONCEPT PHASE AND RESEARCH PHASE
    3.     GRANT
    4.     PAYMENTS AND ROYALTIES
    5.     COMPULSORY LICENSES AND THIRD PARTY LICENSES
    6.     DEVELOPMENT
    7.     TERM AND TERMINATION
    8.     RIGHTS AND DUTIES UPON TERMINATION
    9.     EXCHANGE OF INFORMATION AND CONFIDENTIALITY
    10.    INVENTIONS, PATENTS AND PATENT LITIGATION
    11.    TRADEMARKS AND NON-PROPRIETARY NAMES
    12.    STATEMENTS AND REMITTANCES
    13.    WARRANTIES AND REPRESENTATIONS
    14.    FORCE MAJEURE
    15.    GOVERNING LAW
    16.    DISPUTE RESOLUTION
    17.    SEPARABILITY
    18.    ENTIRE AGREEMENT
    19.    NOTICES
    20.    ASSIGNMENT
    21.    RECORDING
    22.    EXECUTION IN COUNTERPARTS
           SIGNATURES
           APPENDIX A - DELTA FACTOR PATENTS AND PRODUCT PATENTS
           APPENDIX B - DELTA FACTOR COMPOUND STATUS AND
                        COLLABORATION COMPOUND STATUS CRITERIA
           APPENDIX C - RESEARCH
           APPENDIX D - SELECTION FILTERS FOR PRE-PROJECT STATUS
                        DESIGNATION
           APPENDIX E - ANIMAL MODELS


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

    THIS COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (hereinafter referred to as "AGREEMENT"), made as of the 27th day of June, 1996, between Arris Pharmaceutical Corporation, a company organized under the laws of the state of Delaware and having its principal place of business at 385 Oyster Point Boulevard, Suite 3, South San Francisco 94080, U.S.A. and SmithKline Beecham Corporation, a corporation of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A.,

                                   WITNESSETH THAT:

    WHEREAS, the parties desire to collaborate on the application of DELTA FACTOR TECHNOLOGY (as hereinafter defined) to identify inhibitors of viral
proteases [                                                ] (as hereinafter
defined); and
    WHEREAS, ARRIS is the owner of all right, title and interest in certain patents, identified in Appendix A hereto, and know-how relating to such DELTA FACTOR TECHNOLOGY; and
    WHEREAS, SB desires to obtain certain worldwide licenses from ARRIS under the aforesaid patents and know-how, and ARRIS is willing to grant to SB such licenses;
    NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, and otherwise to be bound by proper and reasonable conduct, the parties agree as follows:

1.  DEFINITIONS
    1.01 "AFFILIATES" shall mean any corporation, firm, partnership or other entity, whether DE JURE or DE FACTO, which directly or indirectly owns, is owned by or is under common ownership with a party to this AGREEMENT where "owns" or "ownership" means possession of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with a party to this AGREEMENT.
    1.02 "ARRIS" shall mean Arris Pharmaceuticals Corporation, a company organized under the laws of the state of Delaware and having its principal place of business at 385 Oyster Point Boulevard, Suite 3, South San Francisco 94080, U.S.A.
    1.03 "BAYER" shall mean Bayer AG, a corporation of the country of Germany, having a place of business at D-51368 Leverkusen, Germany.
    1.04 "COMBINATION PRODUCT" shall mean a product that includes a PRODUCT and one or more other therapeutically or prophylactically active compositions of matter.

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                                          3.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
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    1.05   "COLLABORATION COMPOUND(S)" shall mean:
           (a) any DELTA FACTOR COMPOUND that is synthesized by SB or ARRIS in connection with the RESEARCH and that is shown to satisfy the parameters set forth in Appendix B (Part 2), provided that such showing occurs [

                                                            ]; or
           (b) any DELTA FACTOR COMPOUND that:
              [



                                                                   ].
    1.06 "DELTA FACTOR" shall mean that factor whose presence enables the indication of enhanced potency of a serine or cysteine protease inhibitor, which factor is described in detail in the side letter to this AGREEMENT, which side letter is executed by the parties contemporaneously with this AGREEMENT.
    1.07 "DELTA FACTOR COMPOUND" shall mean any compound that meets the parameters outlined in Appendix B (Part 1).
    1.08 "DELTA FACTOR PATENTS" shall mean all patents and patent applications in which ARRIS has, now or in the future, the right to grant the licenses provided under this AGREEMENT, which generically or specifically claim an invention related to DELTA FACTOR TECHNOLOGY, improvements on DELTA FACTOR TECHNOLOGY or a use of DELTA FACTOR TECHNOLOGY, but only to the extent that such claims relate to the FIELD, certain DELTA FACTOR COMPOUNDS (limited to those compounds which are synthesized by SB or ARRIS in furtherance of this AGREEMENT, during the course of the PROOF OF CONCEPT PHASE, the course of the RESEARCH PHASE, or during one (1) year thereafter, as a result of which an intellectual property right arises for either or both parties, and which meet the parameters outlined in Appendix B (Part 1)), COLLABORATION COMPOUND, and/or PRODUCT. In addition, included within the definition of DELTA FACTOR PATENTS are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof and all SPCS. The current list of patent applications and patents is set forth in APPENDIX A attached hereto. APPENDIX A shall be updated by ARRIS on a semi-annual basis.
    1.09 "DELTA FACTOR KNOW-HOW shall mean all information and expertise which relates to DELTA FACTOR TECHNOLOGY.
    1.10 "DELTA FACTOR TECHNOLOGY" shall mean that technology which is described in detail in the side letter to this AGREEMENT, which side letter is executed by the parties contemporaneously with this AGREEMENT.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
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    1.11   "EFFECTIVE DATE" shall mean the date as of which this AGREEMENT is effective and shall be the date of this AGREEMENT first written above.
    1.12   "FDA" shall mean the United States Food and Drug Administration.
    1.13   "FIELD" shall mean the identification of inhibitors of proteases of
any [                             ].
    1.14  [





                                                           ].
    1.15 "NET SALES" shall mean the gross receipts representing sales of PRODUCT under this AGREEMENT by SB, its AFFILIATES or sublicensees ("the Selling Party") to THIRD PARTIES:
           (a) in finished product form (i.e., packaged and labeled for sale to the ultimate consumer); and
           (b) in any product form other than finished product form (such as final stage bulk material ready for conversion to final form, or bulk tablets, bulk capsules, bulk ampoules or bulk vials) to distributors who subsequently convert such product into finished product form and sell to THIRD PARTIES, provided that such distributors shall not be considered sublicensees for purposes of this NET SALES definition, and further provided that for purposes of this Paragraph, such sales of PRODUCT in final stage bulk material form shall only occur where such sales are due to local country requirements as such requirements are determined by SB;
less deductions actually allowed or specifically allocated to PRODUCT by the Selling Party using generally accepted accounting standards for:
    [





                                                                          ].
In the event that SB or any AFFILIATE or any of its sublicensees shall sell or supply any PRODUCT to any THIRD PARTY for a consideration other than a monetary consideration or at a price [
        ], the royalties payable pursuant to Article 4 shall be calculated by reference to the NET SALES at which such PRODUCT(S) would have


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been sold had they been sold to a THIRD PARTY entering [                       ]
with SB or the AFFILIATE or the sublicensee in question to purchase such PRODUCT(S).
    It is hereby agreed for the sake of absolute clarity and understanding that any sales between SB, its AFFILIATES and its or their sublicensees shall be excluded from the computation of NET SALES and no royalties will be payable on such sales. Notwithstanding the immediately preceding sentence, it is hereby nevertheless expressly agreed that any transactions between SB or any of its AFFILIATES or any of its sublicensees on the one hand and PSB on the other hand
will be deemed to be [                                        ] for the purposes
of computing NET SALES, provided that the conditions of such sales to PSB, including any and all rebates and discounts allocated to transactions with any such PSB, shall be [
    ] and shall be [                                           ].
    In the event that any PSB type activity is within SB or within any of its AFFILIATES or sublicensees as only part of its or their total activities rather than in a separate AFFILIATE a notional Net Sales figure will be calculated [
                                ] to cover such activities.
    1.16 "PRODUCT" shall mean COLLABORATION COMPOUND and shall include pharmaceutical compositions comprising such COLLABORATION COMPOUND.
    1.17 "PRODUCT KNOW-HOW" shall mean all information and expertise which relates to PRODUCT and shall include, without limitation, all chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data and any other information and reagents relating to PRODUCT and useful or required for the development and commercialization of PRODUCT, to the extent that ARRIS is free to disclose such and grant SB the licenses provided by this AGREEMENT.
    1.18 "PRODUCT PATENT(S)" shall mean all patents and patent applications, including all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof and all SPCS, which are or become owned by ARRIS and under which ARRIS has the right to grant licenses, or to which ARRIS otherwise has, now or in the future, the right to grant licenses, which generically or specifically claim PRODUCT, a process for manufacturing PRODUCT, or an intermediate used in such process or a use of PRODUCT. Also included within the definition of PATENTS are any patents or patent applications which generically or specifically claim any improvements on PRODUCT or intermediates or manufacturing processes required or useful for production of PRODUCT which are developed by ARRIS and which ARRIS has the right to grant licenses, or which ARRIS otherwise has the right to grant licenses, now or in the future, during the term of this AGREEMENT. The current list of patent applications and patents encompassed within PATENTS is set forth in APPENDIX A attached hereto. APPENDIX A shall be updated by ARRIS on a semi-annual basis.
    1.19 "PROOF OF CONCEPT PHASE" shall mean the period of time, such period to be determined according to Paragraphs 2.01 together with Paragraph 2.02, during which ARRIS and/or SB shall carry out work in furtherance of this AGREEMENT to prove that the DELTA FACTOR TECHNOLOGY is applicable to identification of inhibitors of intracellular serine proteases.


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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    1.20   "PSB" shall mean any present or future AFFILIATE of SB or its sublicensees which conducts a Pharmaceutical Service Business for or on behalf of THIRD PARTIES, including Pharmaceutical Benefits Management Services (hereinafter "PBM"), wholesaler distribution, pharmacy distribution, managed care services, disease management services, hospital services, or mail order prescription pharmacy services (hereinafter "PPS"). As of the EFFECTIVE DATE, an AFFILIATE of SB which is included within the definition of PBM is Diversified Pharmaceutical Services, a corporation of the state of Minnesota and having a place of business at 3600 West 80th Street, Seventh Floor, Bloomington, Minnesota 55431-1085. As of the EFFECTIVE DATE, an AFFILIATE of SB which is included within the definition of PPS is Diversified Prescription Delivery, a corporation of the Commonwealth of Pennsylvania and having a place of business at 206 Welsh Road, Horsham, Pennsylvania 19044, U.S.A.
    1.21 "PUBLIC DISCLOSURE" shall mean any publication or presentation, either by ARRIS or any THIRD PARTY, of either:
              [





                                                 ].
    1.22 "RELEVANT FACTOR" shall mean a factor which is physiologically relevant to DELTA FACTOR, which relevant factor is described in detail in the side letter to this AGREEMENT, which side letter is executed by the parties contemporaneously with this AGREEMENT
    1.23   "RESEARCH" shall mean the collaborative research program
undertaken by the parties pursuant to this AGREEMENT which is directed to the application of DELTA FACTOR TECHNOLOGY to identify inhibitors of viral
proteases of [                                       ], which program is
conducted during the PROOF OF CONCEPT PHASE and the RESEARCH PHASE. The scope of the RESEARCH is further elaborated in Appendix C which is attached hereto and fully incorporated into this AGREEMENT as such may be amended in accordance with Paragraph 2.05.
    1.24 "RESEARCH PHASE" shall mean the period of time, determined in accordance with Paragraph 2.03(b), after SB has made an election in accordance with Paragraph 2.03(b) to have such period commence, during which ARRIS and/or SB shall carry out work in furtherance of this AGREEMENT in accordance with the relevant section of Appendix C.
    1.25 "RESEARCH STEERING COMMITTEE" shall mean a committee containing senior research members from both parties which the parties shall set up, promptly after the EFFECTIVE DATE, to facilitate the RESEARCH. The responsibilities of the RESEARCH STEERING COMMITTEE are set forth in Paragraph 2.05.


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    1.26   "SB" shall mean SmithKline Beecham Corporation, a corporation of the
Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A.
    1.27 "SB PRODUCT PATENT" shall mean all patents, including all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof and all SPCS, which are owned by SB which generically or specifically claim PRODUCT.
    1.28 "SPC(S)" shall mean a right which is not a PRODUCT PATENT or an SB PRODUCT PATENT but which is based upon a PRODUCT PATENT or an SB PRODUCT PATENT to exclude others from making, using or selling PRODUCT, such as a Supplementary Protection Certificate.
    1.29 "TERRITORY" shall mean all the countries and territories of the world.
    1.30 "THIRD PARTY(IES)" shall mean any party other than a party to this AGREEMENT except as otherwise provided in Paragraph 1.15.
2.  PROOF OF CONCEPT PHASE AND RESEARCH PHASE
    2.01 During the PROOF OF CONCEPT PHASE, ARRIS shall carry out work to prove that the DELTA FACTOR TECHNOLOGY is applicable to the identification of inhibitors of intracellular serine proteases. The PROOF OF CONCEPT PHASE shall commence upon the EFFECTIVE DATE and continue until the expiration of [
                     ] thereafter, unless such period is earlier terminated or extended as provided in this AGREEMENT. SB shall provide funding to ARRIS to assist ARRIS in carrying out ARRIS' responsibilities during the PROOF OF CONCEPT PHASE. Such funding shall be provided based upon each full time scientific person directly devoted to carrying out the PROOF OF CONCEPT PHASE work ("FTE(S)") at ARRIS, provided that [

                   ].  Such funding shall be provided at a level of [
                                  ] per ARRIS FTE for a [
           ], or at a pro rata level for any portion of such period, provided that the number of ARRIS FTES during such period to be funded by SB shall be [
          ]. The funding by SB to ARRIS shall be provided in [
          ] installments during the PROOF OF CONCEPT PHASE, with the first
installment to be paid, on a [                        ] basis, no later than [
           ]    after the EFFECTIVE DATE, and each installment thereafter to be
paid no later than [         ] in advance of the first day of the [
               ], with the last installment to be paid on a pro rata [
           ] basis. Notwithstanding the above, in the event that the Proof of Concept milestone (as defined in Paragraph 4.01(4)) is achieved prior to the
expiration of such [                                  ] period, ARRIS shall
promptly reimburse SB, on a pro rata basis, for any excess funding paid by SB to ARRIS under this Paragraph, and SB's funding obligations for PROOF OF CONCEPT PHASE work shall terminate effective as of the date of such achievement. Such funding is provided by SB to ARRIS as the full extent of SB's responsibility for paying the direct and indirect costs to ARRIS associated with ARRIS' PROOF OF


                                          8.


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CONCEPT PHASE responsibilities, including, but not limited to, [

                                            ].  Any additional costs which may
arise in connection with ARRIS' PROOF OF CONCEPT PHASE responsibilities shall be ARRIS' sole responsibility.
    2.02   If ARRIS does not achieve Proof of Concept (as defined in Paragraph
4.01(4)) by the end of the initial [                                 ] period of
the PROOF OF CONCEPT PHASE, SB may elect, at its sole discretion, within [
                  ] after the end of such initial period:
           (a) to extend the PROOF OF CONCEPT PHASE for up to [
                                                                ], after the
end of the initial [                              ] period of the PROOF OF
CONCEPT PHASE ("Additional Period"), in which event [
               ] additional funding during such Additional Period to assist ARRIS' continued work, such funding to be based upon the same terms and conditions set out in Paragraph 2.01, provided that all funding provided [
       ] during such Additional Period shall be fully creditable against any funding for the RESEARCH PHASE to be provided by SB to ARRIS under Paragraph 2.03, such credit to be taken at SB's discretion as provided in Paragraph 2.03. If ARRIS does not achieve Proof of Concept (as defined in Paragraph 4.01(4)) by
the end of the [             ] of the Additional Period, SB may elect, at its
sole discretion, no later than [                        ] after the end of the
first [                 ] of the Additional Period to fund the [
                   ] of the Additional Period or to make the election outlined in Paragraph 2.02(c), provided that, in such event SB may continue the PROOF OF
CONCEPT PHASE work only for an additional [              ] period.
              (1)  If SB elects not to fund the [                            ]
of the Additional Period or makes the election outlined in Paragraph 2.02(c)
but does not achieve Proof of Concept (as defined in Paragraph 4.01(4)) by the
end of the [                            ], or if SB does elect to fund such [
           ] but ARRIS does not achieve Proof of Concept (as defined in
Paragraph 4.01(4)) by the end of the [                         ] Additional
Period, the AGREEMENT shall terminate [
                ] and SB shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in Paragraph 2.06; provided that (i) all of the license rights in Paragraphs 3.01, 3.02 and 3.03 shall immediately terminate and revert back to the granting party, (ii) the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination, and
(iii) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all COLLABORATION COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD.
    (2)    If SB funds the [                           ] of the Additional
Period, but ARRIS does not achieve Proof of Concept (as defined in Paragraph 4.01(4)) by the end of the [


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    ] of the Additional Period, SB may, at its sole discretion, no later than
              [    ] after the end of the [                ] of the Additional
Period make the election outlined in Paragraph 2.02(c), provided that, in such event, SB may continue the PROOF OF CONCEPT PHASE work only for an additional [
           ] period. If SB does not make the election outlined in Paragraph 2.02(c), the AGREEMENT shall terminate retroactive to [
                  and SB shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in Paragraph 2.06 ; provided that (i) all of the license rights in Paragraphs 3.01, 3.02 and 3.03 shall immediately terminate and revert back to the granting party, (ii) the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination, and
(iii) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all COLLABORATION COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD.
              (3) If SB does make the election outlined in Paragraph 2.02(c), the AGREEMENT shall terminate retroactive to the last day of the [
                     ] period after the Additional Period and SB shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in Paragraph 2.06 ; provided that (i) all of the license rights in Paragraphs 3.01, 3.02 and 3.03 shall immediately terminate and revert back to the granting party, (ii) the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination, and (iii) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all COLLABORATION COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD; or
           (b) to terminate the AGREEMENT, such termination to be retroactively
effective to the last day of the [                                           ]
period of the PROOF OF CONCEPT PHASE, provided that SB shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in Paragraph 2.06 :
              (i) SB's license rights under Paragraph 3.01 and ARRIS' license rights under Paragraph 3.03 shall survive for [
            ] after the effective date of such termination.
              (ii) SB's license rights under Paragraph 3.02 shall immediately terminate, subject to Paragraph 2.02(b)(iii) and Paragraph 2.02(b)(iv).


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              (iii)     the license rights granted under Paragraph 3.04 and
Paragraph 3.05 shall forever and irrevocably survive such termination.
              (iv)      the RESEARCH STEERING COMMITTEE shall survive for one
(1) year after the effective date of such termination for the sole purpose of determining whether or not the potential inhibitors identified by the parties during the PROOF OF CONCEPT PHASE meet the parameters outlined in Appendix B (Part 1) and/or Appendix B (Part 2).
              (v)       ARRIS shall not be permitted to enter into an agreement
with any THIRD PARTY related to the FIELD for [                               ]
after the effective date of such termination.
              (vi)      At any time during the [                              ]
after the effective date of such termination, SB, at its sole discretion, may reactivate the AGREEMENT, upon provision of written notice thereof to ARRIS, in which event all terms and conditions of the AGREEMENT shall be reinstated, and SB shall provide ARRIS with additional funding as follows:
                   (A) during the period from the date SB provides written notice of reinstatement to ARRIS until the end of the PROOF OF CONCEPT PHASE, to assist ARRIS' continued work such additional funding shall be based upon the same terms and conditions set out in Paragraph 2.01, and
                   (B) SB shall reimburse ARRIS for work performed by ARRIS
[

                                   ], such reimbursement to be based on the
FTE rate set out in Paragraph 2.01, provided that ARRIS shall submit a report to SB which shall set forth ARRIS' determination of the actual number of ARRIS FTES conducting PROOF OF CONCEPT PHASE work during the period from the effective date of the termination to the date SB provided written notice of reinstatement, such number to be confirmed by the RESEARCH STEERING COMMITTEE, provided that all funding provided by SB to ARRIS during the period after the effective date of the termination, i.e., all funding provided under this Paragraph 2.02(b)(vi), shall, at SB's discretion, be [
                                                                     ];
              (vii) If SB elects not to reinstate the AGREEMENT by the end of
the [                            ], the AGREEMENT shall remain terminated and SB
shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in Paragraph 2.06 ; provided that (a) all of the license rights in Paragraphs 3.01,
3.02 and 3.03 shall immediately terminate and revert back to the granting party,
(b) the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination, and (c) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all COLLABORATION COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD; or


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                                         11.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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           (c)     to continue the PROOF OF CONCEPT PHASE work by performing
any remaining work at SB research facilities using internal SB resources, in which event any funding owed by SB to ARRIS for the entirety of the period of the PROOF OF CONCEPT PHASE would be limited to that funding to be provided to
ARRIS for the [                    ] period of the PROOF OF CONCEPT PHASE as
provided in Paragraph 2.01 and any portion of the Additional Period elected by
SB as provided in Paragraph 2.02(a), provided that SB may continue such PROOF OF
CONCEPT PHASE work only for a period of up to [                      ] after
the end of the [                  ], or for any shorter period as provided in
Paragraph 2.02(a), and further provided that SB may terminate the AGREEMENT at
any time during such [                                                       ]
or such shorter period upon [        ] written notice to ARRIS.  In the event
Proof of Concept (as defined in Paragraph 4.01(4)) is achieved by either party
during such [                       ] period or such shorter period, SB, at its
sole discretion, may elect not to make the milestone payment provided in Paragraph 4.01(b) until such time as SB decides to initiate the RESEARCH PHASE, provided that SB shall make such decision by providing written notice thereof to
ARRIS no later than [            ] after such achievement.  In the event that
SB decides not to initiate the RESEARCH PHASE or does not provide such written notice within such time period, (i) the AGREEMENT shall be terminated and SB shall have no obligation to make the milestone payment provided in Paragraph 4.01(b) or any other payments under this AGREEMENT which have not accrued as of the effective date of such termination, except as otherwise provided in
Paragraph 2.06 , (ii) all of the license rights in Article 3 shall immediately terminate and revert back to the granting party but the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination, (iii) SB shall not have the first right to a license as outlined in Paragraph 2.06(c), and (iv) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all
COLLABORATION COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD.
    2.03 Once Proof of Concept (as defined in Paragraph 4.01(4)) has been achieved, SB shall [
                   ].  Furthermore, within [                       ] after such
achievement, SB shall elect, in writing, at its sole discretion, either:
           (a) to terminate the AGREEMENT, such termination to be effective upon ARRIS' receipt of such written election, in which case such termination shall terminate all of SB's outstanding financial obligations under this AGREEMENT except for any payment obligations which became due prior to the effective date of such termination, except as otherwise provided in Paragraph
2.06 , and all of the license rights in Article 3 shall terminate and revert back to the granting party, except that (i) the license rights granted under Paragraph 3.04 and Paragraph 3.05 shall forever and irrevocably survive such termination; and (ii) ARRIS shall have an irrevocable, exclusive right to make, have made, use and sell, in the FIELD, all COLLABORATION


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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COMPOUNDS in existence as of the effective date of such termination, under a license to any SB PRODUCT PATENTS which arose as a result of work performed in furtherance of this AGREEMENT which claim the making, use or sale of such COLLABORATION COMPOUNDS in the FIELD; or
           (b) to have the RESEARCH PHASE commence.
In the event that SB elects to have the RESEARCH PHASE commence, SB shall [
                                                                ]  and SB and
ARRIS shall jointly carry out the RESEARCH PHASE in accordance with the plan
attached hereto as Appendix C during a period of [                     ], such
period to commence upon the date of ARRIS' receipt of SB's election, unless such RESEARCH PHASE period is terminated earlier as provided by this AGREEMENT or by the mutual agreement of the parties because, for example, [
                                                       ].  The period for
carrying out the RESEARCH PHASE may be extended by up to [           ] at SB's
option upon prior written notice of [                     ].  SB shall provide
funding to ARRIS to assist ARRIS in carrying out ARRIS' responsibilities during the RESEARCH PHASE until the expiration of the RESEARCH PHASE period. Such funding shall be subject to any credit which may be due SB in accordance with Paragraph 2.02, provided in the event such credit is taken, [


                ]. Such funding shall be provided based upon each full time scientific personnel directly devoted to carrying out the RESEARCH PHASE work ("FTE(S)") at ARRIS, provided that [

              ].  Such funding shall be provided at a level of [
                                         ] per ARRIS FTE per year of the
RESEARCH PHASE period, or at a pro rata level for any portion of a year, provided that the number of ARRIS FTES during such period to be funded by SB
shall be [         ]. The funding by SB to ARRIS shall be provided in [
              ] installments during the RESEARCH PHASE, with the first
installment to be paid, on a pro rata [               ]basis, no later than [
           ] after the initiation of the RESEARCH PHASE, and each installment
thereafter to be paid no later than [             ] in advance of the first day
of the respective [               ], with the last installment to be paid on a
pro rata [               ] basis.  Such funding is provided by SB to ARRIS as
the full extent of SB's responsibility for paying the direct and indirect costs to ARRIS associated with ARRIS' RESEARCH PHASE responsibilities, including, but not limited to, [

    ]. Any additional costs which may arise in connection with ARRIS' RESEARCH PHASE responsibilities shall be ARRIS' sole responsibility, provided that if the RESEARCH PHASE funding is terminated early as provided in this Paragraph, then ARRIS' responsibility to provide FTE support in the performance of the


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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RESEARCH PHASE work shall [                    ] , but all other RESEARCH
PHASE activities, such as the RESEARCH STEERING COMMITTEE, shall continue for the full term of the RESEARCH PHASE.
    2.04   In the event that a THIRD PARTY or ARRIS makes a PUBLIC DISCLOSURE,
SB may, at its option, terminate the RESEARCH, upon [            ] prior
written notice, at any time during the later of (a) the PROOF OF CONCEPT
PHASE, or (b) the [                         ] after the commencement of the
PROOF OF CONCEPT PHASE. In the event of termination of the RESEARCH, (i) the license rights under Paragraphs 3.01 and 3.03 shall survive for [
    ] after the effective date of such termination, and thereafter such license rights shall reverse back to the granting party; and (ii) the remaining license rights under Article 3 shall survive such termination. In addition, in the event of termination of the RESEARCH, such termination shall terminate all of SB's outstanding financial obligations related to the RESEARCH except for any payment obligations which became due prior to the effective date of such termination.
    2.05 Promptly after EFFECTIVE DATE, the parties shall set up a committee, containing senior research members from both parties, to facilitate the PROOF OF CONCEPT PHASE and the RESEARCH PHASE (hereinafter "RESEARCH STEERING
COMMITTEE"). The RESEARCH STEERING COMMITTEE shall consist of six (6) members, three (3) of whom shall be appointed by SB and three (3) of whom shall be appointed by ARRIS. The RESEARCH STEERING COMMITTEE shall meet at such times and places as it may select but, in any event, it shall meet at least three (3) times per calendar year after the EFFECTIVE DATE, provided that the first such meeting shall be held as soon as practicable, but in no event later than ninety
(90) days, after the EFFECTIVE DATE. Prior to the conclusion of each four (4) month period after the initiation of the PROOF OF CONCEPT PHASE and the RESEARCH PHASE, the parties shall agree as to any changes in the direction and scope of the PROOF OF CONCEPT PHASE and the RESEARCH PHASE as well as the primary responsibilities of each party in the conduct of the PROOF OF CONCEPT PHASE and the RESEARCH PHASE for the subsequent four (4) months, and Appendix C shall be amended by the RESEARCH STEERING COMMITTEE to reflect such direction and scope, and such amended Appendix C shall thereafter be part of this AGREEMENT. In addition, the RESEARCH STEERING COMMITTEE shall determine whether or not the potential inhibitors synthesized by the parties during the PROOF OF CONCEPT
PHASE and the RESEARCH PHASE or within [                  ] after the end of the
term of the PROOF OF CONCEPT PHASE and the RESEARCH PHASE [

                                ].  In addition, the RESEARCH STEERING
COMMITTEE shall determine whether or not each particular DELTA FACTOR COMPOUND
[
                                                      ].  All decisions for
which the RESEARCH STEERING COMMITTEE cannot reach consensus shall be submitted for resolution to senior ARRIS and SB management, provided that SB shall make the final


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                                         14.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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determination with respect to any such issue that still remains unresolved, except that in no event shall SB be permitted to [
                               ] or to [
                        ] or to determine any issues regarding which
party may have [                                                          ].
    2.06   (a)     With respect to a DELTA FACTOR COMPOUND subject to Paragraph
3.05(b)(ii)(b), in the event that SB subsequently identifies such DELTA FACTOR COMPOUND as having therapeutic activity of interest to SB pursuant to its license rights under Paragraph 3.05(b)(ii)(b), and provided that [


    ], and further provided that ARRIS has not [


                                                      ], in the event that
ARRIS owns any patents claiming the making, use or sale of such DELTA FACTOR
COMPOUND [              ], which patents are in addition to those outlined in
Paragraph 3.05(b)(ii)(b) which claim the making, use or sale of such DELTA FACTOR COMPOUND, SB shall, upon written notice to ARRIS, have a worldwide, exclusive license, with the right to grant sublicenses, under all such patents, to the extent ARRIS is legally able to do so, to make, have made, use and sell
such DELTA FACTOR COMPOUND in the TERRITORY [                        ], but SB
shall not exercise such right with respect to [
                                                      ], and ARRIS shall be
entitled to [           ] of the royalty payments outlined in Paragraphs 4.02,
4.06, and 4.07 with respect to net sales of such DELTA FACTOR COMPOUND by SB, its AFFILIATES and its sublicensees in the TERRITORY.
           (b) With respect to a DELTA FACTOR COMPOUND subject to Paragraph 3.05(a)(ii) for which SB has an ownership interest as a result of work performed in furtherance of this AGREEMENT or with respect to a DELTA FACTOR COMPOUND subject to Paragraph 3.05(b)(ii)(a), in the event that ARRIS identifies such DELTA FACTOR COMPOUND as having therapeutic activity of interest to ARRIS pursuant to its license rights under Paragraph 3.05(a)(ii) or Paragraph 3.05(b)(ii)(a), and provided that, in the case of a DELTA FACTOR COMPOUND subject to Paragraph 3.05(b)(ii)(a), [

                                            ], and further provided if SB has
not [


                      ], ARRIS shall, upon written request to SB, receive an exclusive license, with the right to grant sublicenses, under all patents and know-how owned by SB which arose as a result of this AGREEMENT, to the extent SB is legally able to do so, to make, have made, use and sell such DELTA FACTOR
COMPOUND, in the TERRITORY [                 ], but in


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                                         15.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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the case of a DELTA FACTOR COMPOUND subject to Paragraph 3.05(b)(ii)(a), ARRIS shall exercise such right only with respect to [
                                                ], and in the event that ARRIS
markets such DELTA FACTOR COMPOUND itself, ARRIS shall pay SB royalties on the net sales of such DELTA FACTOR COMPOUND by ARRIS and its AFFILIATES [
              ].
           (c)     In the event that ARRIS should elect to license a DELTA
FACTOR COMPOUND referenced in Paragraph 2.06(b), or any composition of matter derived therefrom, SB shall have the first right to a worldwide, exclusive license, with the right to grant sublicenses, under any applicable patents and know-how owned by ARRIS, to the extent ARRIS is legally able to do so, to make, have made, use and sell such DELTA FACTOR COMPOUND, or composition of matter
derived therefrom, in the TERRITORY [                    ], upon terms to be
mutually agreed upon by the parties in good faith. ARRIS shall provide SB with written notification of the availability of such license and shall deliver to SB all relevant information in ARRIS' possession (subject to THIRD PARTY binders of confidentiality, if any) related to such DELTA FACTOR COMPOUND, or composition of matter derived therefrom, and related research program(s) that would be useful to SB in its evaluation of the desirability of entering into such license arrangement. At the request of SB, ARRIS shall negotiate, in good faith, with
SB to determine whether or not there are mutually acceptable terms and conditions under which the parties may proceed with such license arrangement.
If the parties have not determined such mutually acceptable terms and conditions
within [      ] after the delivery to SB of all relevant information outlined above, ARRIS shall be free to enter into a license with a THIRD PARTY with respect to such DELTA FACTOR COMPOUND, or composition of matter derived therefrom, provided that [
                                                                          ].
In the event that SB shall determine it does not want to exercise such first right, ARRIS shall be free to either license such DELTA FACTOR COMPOUND, or composition of matter derived therefrom, to any THIRD PARTY or to market such itself, provided that in the event that ARRIS do not elect to market on its own such DELTA FACTOR COMPOUND, or composition of matter derived therefrom, and
ARRIS is also unable to complete a THIRD PARTY agreement with respect to licensing such DELTA FACTOR COMPOUND, or composition of matter derived
therefrom, within [               ] after the end of the [           ] period
referenced above in this Paragraph 2.06(c), SB's first right to such a license shall be reinstated in accordance with the mechanism outlined in Paragraph 2.06(c). Furthermore, notwithstanding Paragraph 2.06(c), [



            ].


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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           (d)     In the event that ARRIS grants a license to any THIRD PARTY to any DELTA FACTOR COMPOUND referenced in Paragraph 2.06(b), or composition of matter derived therefrom, for any of the reasons outlined in Paragraph 2.06(c),
SB shall be entitled to      [                   ] of [
    ] that ARRIS shall receive from such THIRD PARTY as a result of such
license to the extent that [                          ] are [
                                                               ].
           (e)     ARRIS warrants and represents that it will [
                                            ] with any such THIRD PARTY for the
purpose of [                                ].
           (f) In the event of the reasons outlined in Paragraph 2.06(c), ARRIS elects to market any such DELTA FACTOR COMPOUND or composition of matter derived therefor itself, ARRIS shall pay SB royalties on the net sales of such by ARRIS, its AFFILIATES, and its sublicensees, [
                                                           ].
           (g) The rights and obligations of the parties under the entirety of Paragraph 2.06 shall survive the termination of the AGREEMENT.
    2.07   The principal scientists who will direct the carrying out of the
respective responsibilities of each party are, for ARRIS: [               ], and
for SB:  [
    ], or such other person as may be designated by ARRIS for ARRIS or by SB for SB. All data relating to information developed in furtherance of this AGREEMENT during the PROOF OF CONCEPT PHASE, the RESEARCH PHASE, DELTA FACTOR TECHNOLOGY and DELTA FACTOR KNOW-HOW disclosed pursuant to the AGREEMENT, and all other communications concerning the PROOF OF CONCEPT PHASE and the RESEARCH PHASE, shall be directed to said principal scientists to the extent reasonably practicable.
    2.08   During the term of the PROOF OF CONCEPT PHASE, the RESEARCH PHASE,
and for a [                       ] thereafter, unless ARRIS is under a
superseding contractual obligation with a THIRD PARTY in existence as of the EFFECTIVE DATE, and only in the event that ARRIS wants to enter into a collaborative research effort with a THIRD PARTY, provided that such [
          ] shall not be applicable in the event that SB has terminated the
PROOF OF CONCEPT PHASE in accordance with Paragraph 2.02(c), or in the event that the Proof of Concept payment has been made as provided in Paragraph 4.01(b) but SB has not made the RESEARCH PHASE commencement election outlined in Paragraph 2.03(b), ARRIS shall, in writing, notify SB of any and all new research programs ARRIS may have which are reasonably expected, based on existing knowledge, to be:
           (a) applicable to the use of DELTA FACTOR TECHNOLOGY to identify intracellular protease inhibitors which are not already part of the PROOF OF
CONCEPT PHASE or the RESEARCH PHASE at such time; or       (b) applicable to
the use of DELTA FACTOR COMPOUNDS [
                                      ] for a particular


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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therapeutic target irrespective of whether or not DELTA FACTOR TECHNOLOGY would be applicable to such research program.  For a period of [
      ] after SB's receipt of such notification, SB shall have the first right to negotiate with ARRIS, in good faith, for the purpose of entering into a mutually acceptable collaborative research and license agreement related to such
research program.  During such [                               ], ARRIS shall
submit all relevant information in ARRIS' possession (subject to THIRD PARTY binders of confidentiality, if any) related to any such research program that is reasonably required to enable SB's full consideration thereof. In the event
that, after the end of such [                                 ] period, the
parties have failed to reach agreement on the material terms of such agreement, and ARRIS has exercised good faith in such negotiations, ARRIS shall thereafter be free to enter into such an agreement with a THIRD PARTY. The rights and obligations of the parties under this Paragraph shall survive the termination of the AGREEMENT.

3.  GRANT
    3.01 ARRIS hereby grants to SB a co-exclusive license, to the extent of ARRIS' rights and interests, under DELTA FACTOR PATENTS and DELTA FACTOR KNOW-HOW, to use DELTA FACTOR TECHNOLOGY and DELTA FACTOR COMPOUNDS, in the FIELD, in the TERRITORY, during the term of the PROOF OF CONCEPT PHASE, the
RESEARCH PHASE, and for [             ] after the end of the term of the
PROOF OF CONCEPT PHASE or the RESEARCH PHASE.
    3.02 ARRIS hereby grants to SB an exclusive license, to the extent of ARRIS' rights and interests, with the right to grant sublicenses, under all PRODUCT PATENTS, PRODUCT KNOW-HOW, DELTA FACTOR PATENTS and DELTA FACTOR KNOW-HOW, to make, have made, use and sell PRODUCT in the TERRITORY, subject to the terms and conditions of this AGREEMENT.
    3.03 SB hereby grants to ARRIS a co-exclusive license, to the extent of SB's rights and interests, without the right to grant sublicenses, in the TERRITORY, under any applicable patents and know-how owned by SB, to use any improvements made by SB which are exclusively and directly relevant to DELTA FACTOR TECHNOLOGY which arise during the term of the PROOF OF CONCEPT PHASE, the
RESEARCH PHASE or within [                  ] after the end of the term of the
PROOF OF CONCEPT PHASE or the RESEARCH PHASE, to identify inhibitors of
proteases [                       ], provided that such use shall be made only
during the term of the PROOF OF CONCEPT PHASE, the RESEARCH PHASE, and for [
       ] thereafter.
    3.04 Subject to Paragraph 3.03, SB hereby grants to ARRIS an exclusive license, to the extent of SB's rights and interests, with the right to grant sublicenses, in the TERRITORY, under any applicable patents and know-how, to use any improvements made by SB which are exclusively and directly relevant to DELTA FACTOR TECHNOLOGY for the purpose of identifying inhibitors of intracellular or extracellular proteases, provided that in the event there is


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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a PUBLIC DISCLOSURE, the exclusive license to ARRIS outlined in this Paragraph shall become non-exclusive.
    3.05 Subject to the other provisions of Article 3 and this AGREEMENT, the following shall apply to compounds which are synthesized by SB or ARRIS in furtherance of this AGREEMENT, during the course of the PROOF OF CONCEPT PHASE,
the course of the RESEARCH PHASE, or during [    ] thereafter, as a result of
which an intellectual property right arises for either or both parties (provided that any questions concerning such intellectual property right shall be referred to the RESEARCH STEERING COMMITTEE for resolution):
    (a)    if such compound is [            ] the following shall apply:
    (i)    if the RESEARCH STEERING COMMITTEE determines that such compound does not meet the criteria for DELTA FACTOR COMPOUND set forth in Appendix B (Part I), such compound shall no longer be subject to this AGREEMENT, except that the rights to make, have made, use and sell such compound shall be governed by Paragraph 10.02.
           (ii) if the RESEARCH STEERING COMMITTEE determines that such compound does meet the criteria for DELTA FACTOR COMPOUND set forth in
Appendix B (Part I), but the RESEARCH STEERING COMMITTEE determines that such compound does not meet the criteria for COLLABORATION COMPOUND set forth in Appendix B (Part II), ARRIS shall have the exclusive right to make, have
made, use and sell such compound [          ], and ARRIS shall have an
exclusive, royalty-free license, with the right to grant sublicenses, to the extent of SB's rights and interests, under any [



                                  ].
    (b)    if such compound is [                                     ] the
following shall apply:
           (i) if the RESEARCH STEERING COMMITTEE determines that such compound does not meet the criteria for DELTA FACTOR COMPOUND set forth in Appendix B (Part I), such compound shall no longer be subject to this AGREEMENT, except that the rights to make, have made, use and sell such compound shall be governed by Paragraph 10.02.
           (ii) if the RESEARCH STEERING COMMITTEE determines that such compound does meet the criteria for DELTA FACTOR COMPOUND set forth in Appendix B (Part I), but the RESEARCH STEERING COMMITTEE determines that such compound does not meet the criteria for COLLABORATION COMPOUND set forth in Appendix B (Part II):
              (a) ARRIS shall have the exclusive right to make, have made, use and sell such compound for [
                                                                      ], and
ARRIS shall have an exclusive royalty-free license, with the right to grant sublicenses, to the extent of SB's rights and interests, under [

      ],


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                                         19.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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         [                                             ], and
              (b) SB shall have the exclusive right to make, have made, use and sell such compound [
           ], and SB shall have an exclusive, royalty-free license, with the right to grant sublicenses, to the extent of ARRIS' rights and interests, and to the extent that ARRIS is legally able to do so, under [




                                                      ].
4.  PAYMENTS AND ROYALTIES
    4.01 In consideration for the license under DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS and PRODUCT KNOW-HOW granted to SB in this AGREEMENT, SB shall make the following milestone payments (in U.S. dollars) to ARRIS, except as otherwise provided in Paragraph 2.02(c), in the specified
amounts, within [          ] after the occurrence of the following milestones:
    [












                                                           ].
provided that:


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    (1)  each such payment for the events listed in Paragraph 4.01(a) through
    (d) shall be made only one time regardless of how many times such milestones are achieved, and no payment shall be owed for a milestone which is not reached;
    (2)  each such payment shall be [                             ]  to SB;
    (3)  [




              ], provided that the full amount of such payment shall be fully creditable against the payment to be made by SB to ARRIS [
                    ];
    (4) by the term "Proof of Concept" as used in this Paragraph is meant that the parties have determined that all of the following three (3) conditions have been satisfied:
           (a)     DELTA FACTOR TECHNOLOGY is useful to identify inhibitors of
    viral [                                                       ] which
    inhibitors have  [





              ];
           (b) such activity has been demonstrated by compounds that are [




                   ]; and
           (c) the compounds satisfying the conditions set forth in Paragraphs 4.01(4)(a) and 4.01(4)(b) show [
           ].
    (5)  by the term [
    ] as used in this Paragraph is meant
    [
       ], that the [                             ] should
    commence.
    (6)  by the term [                  ] as used in this Paragraph is meant
    [


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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           ] as outlined in Appendix E.  In the event that there is [
                                                               ] and
    SB decides to [                                                       ],
    then the payment due under this Paragraph 4.01(6) shall be made upon the earlier of [

                  ] by such PRODUCT or [

                                              ];
    (7)  by the term [       ] as used in this Paragraph is meant [
                                                                             ];
    (8)  by the term [             ] as used in this Paragraph is meant [
                                                                             ];
    (9)  by the term "Pre-Project Status' as used in this Paragraph is meant a
    determination by[                                                         ]
    that a [                           ], whichever is applicable, is [

                                ], provided that it is understood that [

        ];
    (10) by the term "IND Acceptance" as used in this Paragraph shall mean the acceptance by the U.S. Food and Drug Administration (hereinafter "FDA") of
    an Investigational New Drug Application (hereinafter "IND") for a [       ],
    whichever is applicable, [              ], or the equivalent occurrence in
    any country of the Territory;
    (11) by the term "Phase III Initiation" as used in this Paragraph shall
    mean the [                                        ] in the [               ]
    required for the filing of a New Drug Application (hereinafter "NDA") with
    the FDA for a [     ], whichever is applicable, or [
                                                          ];
    (12) by the term "NDA Acceptance" as used in this Paragraph is meant the FDA's acceptance of an NDA filed by or on behalf of SB for approval to
    market a [                    ], whichever is applicable, in the U.S.A.;
    (13) by the term "MAA Filing" as used in this Paragraph is meant the filing with the appropriate regulatory and pricing authorities in at least [
      ] Major European Markets of a Marketing Authorization Application ("MAA")
    [                               ] for


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    approval to market a [                       ], whichever is applicable, in
    such country;
    (14) by the term "Major European Market" as used in this Paragraph is meant the following countries United Kingdom, Germany, France, and Italy.
    (15) by the term "NDA Approval" as used in this Paragraph is meant the FDA's
    approval of an NDA [               ] for marketing a [                    ],
    whichever is applicable, in the U.S.A.;
    (16) by the term "MAA Approval" as used in this Paragraph is meant the approval by all of the requisite regulatory and pricing authorities in at
    least [   ] Major European Markets of an MAA [                 ] for
    approval to market a [
                   ], whichever is applicable, in such country;
    (17) if a [                    ] (hereinafter referred to, depending on
    context, as "Agent") is [                                                 ],
    and SB subsequently [                                                     ],
    the only applicable milestone payments outlined in Paragraph 4.01(e)
    through (r) due for such subsequent [
                                        ], provided that [
                             ];
    (18) in the event SB progresses development of [        ] subsequent Agents
    against the same target, i.e., [                                        ] or
    [                   ] against the same [
                                                         ], the milestone
    payments outlined in Paragraph 4.01(e) through (r) shall [
                     ] unless [                                               ].
    In the event such [
                                             ], payment for the milestones
    outlined in Paragraphs 4.01(e) through (r) for [
                                                                            ],
    in which event all such milestones shall be paid to ARRIS by SB [
                                                       ].
    4.02 In further consideration for the license under PRODUCT PATENTS and PRODUCT KNOW-HOW granted to SB under the AGREEMENT, SB shall make the following
royalty payments to ARRIS, [                     ]:
              [                 ] of annual NET SALES up to and including [
                                                      ];
           [                ] of annual NET SALES in excess of [
                            ] up to and including [
           ];


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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           [            ] of annual NET SALES in excess of [                  ];
provided that, for purposes of this Paragraph, achievement of the NET SALES thresholds recited above shall be determined by adding the total annual NET
SALES in all countries of the TERRITORY in which there is [

                   ].
    4.03 In further consideration for the license under PRODUCT KNOW-HOW granted to SB under the AGREEMENT, royalties on annual NET SALES in those countries of the TERRITORY which are not subject to the royalty obligation outlined in Paragraph 4.02 shall be calculated separately for each annual
period, on a [         ] basis, at [             ] royalty rate paid for the
same PRODUCT under Paragraph 4.02 for the same annual period, provided that royalty obligations under this Paragraph in each country of the TERRITORY shall
expire upon the [       ] anniversary of the date of PRODUCT availability for
commercial sale by SB, its AFFILIATES, or its sublicensees in such country.
    4.04 SB's royalty obligations under Paragraph 4.02 shall become effective in each country in the TERRITORY at such time as a particular PRODUCT is launched and available for commercial sale in such country by or on behalf of SB, its AFFILIATES, or its sublicensees and [


                    ]. In the event that in any particular country of the TERRITORY there are NET SALES during the time in which there is a [
                                                ] in such country, and such [


             ], SB shall pay to ARRIS, within [            ] after issuance,
royalties on such NET SALES in accordance with Paragraph 4.02 less any royalties on such NET SALES already paid to ARRIS under Paragraph 4.03, provided that in the event there was [
       ] during any [                                                      ],
the royalty differential owed by SB to ARRIS shall be [        ] such that it
shall be owed only for the period of time [
                                           ].  Notwithstanding the above, in
the event that any person or party initiates any legal or administrative proceeding challenging the validity, scope or enforceability of an ISSUED PRODUCT PATENT in any country in the TERRITORY, such as by opposing the grant of the ISSUED PRODUCT PATENT in the European Patent Office, and in the event such challenge were successful there would be no ISSUED PRODUCT PATENT claiming the PRODUCT in such country, then such royalty obligation on NET SALES in such country outlined in Paragraph 4.02 shall be [



                              ].  If the enforceability of at least one
claim in the ISSUED PRODUCT PATENT claiming the PRODUCT is upheld by a court or other legal


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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or administrative tribunal from which no appeal is or can be taken, and there are no other ISSUED PRODUCT PATENTS which claim the PRODUCT in such country, then the amount of royalties [

                            ].  If the claims in the ISSUED PRODUCT PATENT are
held to be invalid or otherwise unenforceable by a court or other legal or administrative tribunal from which no appeal is or can be taken, then the amount of royalties [



                                        ].
    4.05   (a) In the event that a THIRD PARTY or ARRIS makes a PUBLIC
DISCLOSURE prior to the expiration of [               ] after the
commencement of the RESEARCH PHASE, and SB elects to terminate further funding of the RESEARCH in accordance with Paragraph 2.04, SB shall pay the following percentage of the milestone payments and royalties outlined in
Article 4 with respect to any PRODUCT [





                                                     ] the time periods set
forth below:
    Timing After PUBLIC DISCLOSURE     Milestone and Royalty Percentage
                                       --------------------------------
Within [                                           [    ]
                      ]
After [        ] but prior to [                    [    ]

                        ]
           (b) In the event that a THIRD PARTY or ARRIS makes a PUBLIC
DISCLOSURE after the expiration of [                        ] after the
commencement of the RESEARCH PHASE, and SB elects to terminate further funding of the RESEARCH in accordance with Paragraph 2.04, SB shall pay the following percentage of the milestone payments and royalties outlined in Article 4 with respect to any PRODUCT [





                                    ] the time periods set forth below:


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    Timing After PUBLIC DISCLOSURE     Milestone and Royalty Percentage
                                       --------------------------------
Within [                                           [    ]
                 ]
After [                                            [    ]

                  ]
           (c) In the event that a THIRD PARTY or ARRIS makes a PUBLIC
DISCLOSURE prior to the expiration of [                       ] after the
commencement of the RESEARCH PHASE, and SB elects not to terminate further funding of the RESEARCH in accordance with Paragraph 2.04, SB shall pay the following percentage of the milestone payments and royalties outlined in Article 4 with respect to any PRODUCT [






                      ] the time periods set forth below:


    Timing After PUBLIC DISCLOSURE     Milestone and Royalty Percentage
                                       --------------------------------
Within [                                           [    ]
                 ]
After [                                            [    ]
         ]
           (d) In the event that a THIRD PARTY or ARRIS makes a PUBLIC
DISCLOSURE after the expiration of [                      ] after the
commencement of the RESEARCH PHASE, and SB elects not to terminate further funding of the RESEARCH in accordance with Paragraph 2.04, SB shall pay the following percentage of the milestone payments and royalties outlined in Article 4 with respect to any PRODUCT [





                   ] the time periods set forth below
    Timing After PUBLIC DISCLOSURE     Milestone and Royalty Percentage
    ------------------------------     --------------------------------
Within [                                           [    ]
                  ]
After [                                            [    ]
                  ]


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    4.06   Determination of royalties for the sale of COMBINATION PRODUCT by SB
shall be [                                                  ].
    4.07   Royalties on NET SALES for veterinary use, diagnostic use or any other  use other than a human ethical pharmaceutical use shall be calculated
separately at [         ] the royalty rates set forth in Paragraphs 4.02, 4.03
and 4.05.

5.  COMPULSORY LICENSES AND THIRD PARTY LICENSES
    5.01 In the event that a governmental agency in any country or territory grants or compels ARRIS to grant a license to any THIRD PARTY for PRODUCT, SB shall have the benefit in such country or territory of the terms granted to such THIRD PARTY to the extent that such terms are more favorable to the THIRD PARTY than those of this AGREEMENT.
    5.02 If, during the term of this AGREEMENT, SB, in its sole reasonable discretion, deems it necessary to seek a license from any THIRD PARTY in order to avoid infringement of such THIRD PARTY's intellectual property rights during the exercise of the license herein granted hereunder related to DELTA FACTOR TECHNOLOGY, DELTA FACTOR COMPOUND, COLLABORATION COMPOUND, or PRODUCT, [
                                               ] of any royalties or other fees
paid to such THIRD PARTY under such license may be deducted from royalties otherwise due ARRIS under this Agreement, [




                   ].
6.  DEVELOPMENT
    6.01 SB shall have full control, authority and responsibility for the development of PRODUCT within the TERRITORY, including, but not limited to, the selection of any PRODUCT for development or the termination of any PRODUCT's development and commercialization thereof. Attainment and maintenance of regulatory approvals and price registrations for PRODUCT within the TERRITORY shall also be the sole responsibility of SB.
    6.02 SB will exercise its reasonable efforts and diligence in development, registration and commercialization of any PRODUCT selected for development in accordance with SB's business, legal, medical and scientific judgment and SB's normal practices and procedures for compounds having similar technical and commercial potential. All such activity shall be undertaken at SB's expense.
    6.03 SB shall keep ARRIS reasonably informed, on a semi-annual basis, of the progress of SB's efforts to develop and commercialize PRODUCT in the TERRITORY. In addition, SB shall promptly provide additional summary information to ARRIS in response to ARRIS' reasonable request for additional information on SB's efforts in this regard.

7.  TERM AND TERMINATION
    7.01 Unless otherwise terminated, this AGREEMENT shall expire upon the later of (a) the expiration, lapse or invalidation of the last remaining PRODUCT
PATENT and SB PRODUCT PATENT which claims PRODUCT; or (b) [               ] from
the date of first


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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marketing in the last country in the TERRITORY in which a PRODUCT is marketed by
SB. Expiration of the AGREEMENT under this provision shall not preclude SB from continuing to market PRODUCT and to use PRODUCT KNOW-HOW in the TERRITORY without further royalty payments or any other remuneration to ARRIS.
    7.02 (a) SB's royalty obligations for a particular PRODUCT under Paragraph 4.02 in each country of the TERRITORY [


                    ].  Expiration of SB's
royalty obligations under Paragraph 4.02 for a particular PRODUCT under this provision shall not preclude SB from continuing to market such PRODUCT and to use PRODUCT KNOW-HOW in such country without further royalty payments or any other remuneration to ARRIS, except to the extent that Paragraph 4.03 is still applicable to the NET SALES of the particular PRODUCT in the particular country.
           (b) SB's royalty obligations for a particular PRODUCT under Paragraph 4.03 in each country of the TERRITORY shall commence upon the date of first marketing of such PRODUCT in such country and shall expire upon the
expiration of [                   ] from the date of first marketing of such
PRODUCT in such country. Expiration of SB's royalty obligations for a particular PRODUCT under this provision shall not preclude SB from continuing to market such PRODUCT and to use PRODUCT KNOW-HOW in such country without further royalty payments or any other remuneration to ARRIS.
    7.03 If either party materially fails or neglects to perform its obligations set forth in this AGREEMENT and if such default is not corrected within sixty (60) days after receiving written notice from the other party with respect to such default, such other party shall have the right to terminate this AGREEMENT by giving written notice to the party in default provided the notice of termination is given within six (6) months of the default and prior to correction of the default.
    7.04   SB may terminate this AGREEMENT with respect to any country in the
TERRITORY by giving ARRIS at least [        ] written notice thereof based on a
reasonable determination by SB, using the same standards SB would use in assessing whether or not to continue development and marketing of a product of its own making, that the patent, medical/scientific, technical, regulatory or commercial profile of every PRODUCT does not justify continued development or marketing of any PRODUCT in such country, provided that the earliest such
termination can be effective shall be [                              ] after the
commencement of the RESEARCH PHASE, except as otherwise provided in Paragraphs 2.02, 2.03, 20.01 or Article 7. Termination of this AGREEMENT with respect to any country in the TERRITORY under this provision shall terminate all licenses granted to SB in such country under Article 3 with full reversion to ARRIS of all ARRIS' interest and rights in PRODUCT PATENTS and PRODUCT KNOW-HOW in such country. Termination of this AGREEMENT with respect to all countries shall effectively terminate this AGREEMENT.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    7.05   Either party may terminate this AGREEMENT if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if the other party proposes a written agreement of composition or extension of its debts, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.
    7.06 Notwithstanding the bankruptcy of ARRIS, or the impairment of performance by ARRIS of its obligations under this AGREEMENT as a result of bankruptcy or insolvency of ARRIS, SB shall be entitled to retain the licenses granted herein, subject to ARRIS' rights to terminate this AGREEMENT for reasons other than bankruptcy or insolvency as expressly provided in this AGREEMENT, and subject to performance by SB of its preexisting obligations under this AGREEMENT.
    7.07 All rights and licenses granted under or pursuant to this AGREEMENT by ARRIS to SB, are, and shall otherwise be deemed to be, for purposes of
Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the U.S. Bankruptcy Code. The parties agree that SB, as a licensee of such rights under this AGREEMENT, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by SB of its preexisting obligations under this AGREEMENT. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against ARRIS under the U.S. Bankruptcy Code, SB shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to SB (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by SB, unless ARRIS elects to continue to perform all of its obligations under this AGREEMENT, or (b) if not delivered under (a) above, upon the rejection of this AGREEMENT by or on behalf of ARRIS upon written request therefor by SB, provided, however, that upon ARRIS' (or its successor's) written notification to SB that it is again willing and able to perform all of its obligations under this AGREEMENT, SB shall promptly return all such tangible materials to ARRIS, but only to the extent that SB does not require continued access to such materials to enable SB to perform its obligations under this AGREEMENT.
    7.08 SB may terminate the AGREEMENT as provided in Paragraph 2.02 or Paragraph 2.03(a) or Paragraph 20.01 in accordance with the provisions thereof.

8.  RIGHTS AND DUTIES UPON TERMINATION


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    8.01   Upon termination of this AGREEMENT, ARRIS shall have the right to retain any sums already paid by SB hereunder, and SB shall pay all sums accrued hereunder which are then due.
    8.02   Upon termination of this AGREEMENT in its entirety or with respect to any country under Article 7, SB shall notify ARRIS of the amount of PRODUCT
SB and its sublicensees and distributors then have on hand, the sale of which would, but for the termination, be subject to royalty, and SB and its sublicensees and distributors shall thereupon be permitted to sell that amount of PRODUCT provided that SB shall pay the royalty thereon at the time herein provided for.
    8.03 Termination or expiration of this AGREEMENT shall terminate all obligations and rights between the parties arising from this AGREEMENT except those described in Paragraphs 2.02(a)(1)(ii)-(iii), 2.02(a)(2)(ii)-(iii), 2.02(a)(3)(ii)-(iii), 2.02(b)(i) (for the time period provided therein), 2.02(b)(iii), 2.02(b)(v) (for the time period provided therein), 2.02(b)(vi)
(for the time period provided therein), 2.02(b)(vii)(b)-(c), 2.02(c)(ii), 2.02(c)(iv), 2.03(a)(i), 2.03(a)(ii), 2.05 (last sentence), 2.06, 3.05, 7.08
(last sentence), 9.02 (for the time period provided therein), 9.03, 9.04, 9.05, 9.06, 10.01(a) (first sentence), 10.01(b) (first sentence), 10.02, 10.03, 10.04,
10.05, 10.06, 10.08, 10.09, and Articles 8, and 11-21, as well as any other provision which, by its terms, is stated to survive the termination or expiration of this AGREEMENT.  In addition, any other provision required to
interpret and enforce the parties'    rights and obligations under this
AGREEMENT also shall survive to the extent required for the full observation and performance of this AGREEMENT by the parties hereto. Except as otherwise expressly set forth in this AGREEMENT, termination of this AGREEMENT shall [




           ].
    8.04 Termination of this AGREEMENT under Paragraph 7.03 for a default by ARRIS shall terminate SB's obligation to make any remaining payments required by Articles 2 and 4 for the period effective as of the date ARRIS received written notice from SB with respect to such default if after the elapse of sixty (60) days from receipt of such notice such default is not corrected. Termination of this AGREEMENT with respect to all countries of the TERRITORY under Paragraph
7.04 shall terminate SB's obligation to make any remaining payments required by
Article 4 for the period after the effective date of termination.
    8.05   If, as a result of the happening of any event described in Paragraph
7.05 above, any tangible or intangible asset owned by ARRIS relating to PRODUCT (e.g., intellectual property) is offered for sale or license, in addition to other remedies in law or equity which may be available to SB, SB shall have a right of first refusal with respect to the asset, with the proviso that, to the extent the asset also relates to subject matter other than PRODUCT, SB's right of first refusal shall extend only to so much of the asset as relates to PRODUCT.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    8.06   All rights to terminate, and rights upon termination, provided for either party in this AGREEMENT are in addition to other remedies in law or equity which may be available to either party.
    8.07 In the event that SB shall terminate all research and development efforts which are being conducted by or on behalf of SB under the AGREEMENT related to [
            ], SB shall grant ARRIS an exclusive license, with the right to grant sublicenses, to the extent of SB's rights and interests, [

         ], any COLLABORATION COMPOUND [
                           ], provided that nothing in this provision
shall be construed to require SB to transfer any such know-how to ARRIS, and further provided that such license shall not apply to [
                                     ].  ARRIS shall be free to exclusively
screen such COLLABORATION COMPOUND using any technology for
[                  ] provided that, to the extent ARRIS is legally able to do so, SB shall [

                                                           ] or composition of
matter derived therefrom, in the event that ARRIS should elect to license such COLLABORATION COMPOUND, or composition of matter derived therefrom, for [
              ] other than the treatment or prophylaxis of infection by [
                                ], upon such terms as the parties may mutually
agree upon in good faith.  In the event that SB shall determine it does not want
to [                                    ] or in the event that the parties
cannot agree on terms within [
            ] of commencing negotiations, (a) ARRIS shall be free to license such COLLABORATION COMPOUND, or composition of matter derived therefrom, to any third party, provided that SB shall be entitled to [
          ] of all such milestone payments, royalties or other compensation that ARRIS shall receive from such third party as a result of such license to the extent that such milestone payments, royalties or other compensation is directly related to such COLLABORATION COMPOUND or composition of matter derived therefrom, and/or (b) ARRIS shall be free to market such COLLABORATION COMPOUND, or composition of matter derived therefrom, by itself, in which event SB shall be entitled to [
                           ] of the royalty payments outlined in Paragraphs
4.02, 4.06, and 4.07 with respect to net sales of such COLLABORATION COMPOUND, or composition of matter derived therefrom by ARRIS or its AFFILIATES in the TERRITORY. ARRIS warrants and represents that it will [
                                                                    ] for the
purpose of [
    ]. In the event that ARRIS is not legally able to grant SB such first right because a third party has a superseding right to such COLLABORATION COMPOUND or composition of matter derived therefrom, SB shall be entitled to [
                        ] of all remuneration that ARRIS shall receive from such third party for such rights to the extent that such remuneration is directly related to


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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such COLLABORATION COMPOUND or composition of matter derived therefrom, provided that ARRIS warrants and represents that it will [

         ].

9.  EXCHANGE OF INFORMATION AND CONFIDENTIALITY
    9.01   Promptly after the EFFECTIVE DATE, and during the term of the
PROOF OF CONCEPT PHASE or the RESEARCH PHASE, and for [                   ]
after the end of the term of the PROOF OF CONCEPT PHASE or the RESEARCH
PHASE, each party shall disclose to the other and/or supply the other with DELTA FACTOR KNOW-HOW and information concerning the identification of COLLABORATION COMPOUNDS. During the term of the AGREEMENT, ARRIS shall promptly disclose to SB and/or supply SB with any PRODUCT KNOW-HOW which is or may become known to ARRIS.
    9.02 Following termination or expiration of the RESEARCH, irrespective of any termination earlier than the expiration of this AGREEMENT, and except as otherwise provided in Article 2, Paragraph 3.04, Paragraph 8.07, or any other provision of this AGREEMENT, ARRIS and SB shall not be entitled to use, reveal and disclose with and to THIRD PARTIES any information received from the other party or otherwise developed by either party in the performance of activities in furtherance of this AGREEMENT without first obtaining the written consent of the party which originally disclosed the information. Notwithstanding the preceding sentence, during the term of this AGREEMENT and for five (5) years thereafter, irrespective of any termination earlier than the expiration of the term of this AGREEMENT, ARRIS and SB shall not use or reveal or disclose to THIRD PARTIES any information received from the other party or otherwise developed by either party in the performance of activities in furtherance of this AGREEMENT which relates directly to a PRODUCT that the other party has in development or is commercializing without first obtaining the written consent of the party which originally disclosed the information, except as may be otherwise provided herein, or as may be required for purposes of investigating, developing, manufacturing or marketing PRODUCT or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or is required to be disclosed to a governmental agency or is necessary to file or prosecute patent applications concerning PRODUCT or to carry out any litigation concerning PRODUCT. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge through no act or omission of the receiving party, or is already in the possession of the receiving party, or is disclosed to the receiving party by a THIRD PARTY having the right to do so, or is subsequently and independently developed by employees of the receiving party or AFFILIATES thereof who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.
    9.03 Nothing herein shall be construed as preventing a receiving party from disclosing any information received from the other party to an AFFILIATE, sublicensee or distributor of the


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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receiving party, provided such AFFILIATE, sublicensee or distributor has undertaken, in writing, a similar obligation of confidentiality with respect to the confidential information.
    9.04 All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this AGREEMENT based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (a) that confidential information received from the other party under this AGREEMENT remains the property of the other party and (b) of the confidentiality obligations under this AGREEMENT. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this AGREEMENT.
    9.05 No public announcement or other disclosure to THIRD PARTIES concerning the existence of or terms of this AGREEMENT shall be made, either directly or indirectly, by any party to this AGREEMENT, except as may be legally required or as may be required for recording purposes, without first obtaining the approval of the other party and agreement upon the nature and text of such announcement or disclosure. The party desiring to make any such public announcement or other disclosure shall inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure. Each party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this AGREEMENT to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either party included in any such disclosure.
    9.06 Neither SB nor ARRIS shall submit for written or oral publication any manuscript, abstract or the like which includes data or other information generated and provided by the other party or developed by either party in furtherance of the RESEARCH without first obtaining the prior written consent of the other party, which consent shall not be unreasonably withheld. ARRIS shall not submit for written or oral publication any manuscript, abstract or the like which includes data or other information related to PRODUCT without first obtaining the prior written consent of SB, which consent shall not be unreasonably withheld. The contribution of each party shall be noted in all publications or presentations by acknowledgment or coauthorship, whichever is appropriate.
    9.07 Nothing in this AGREEMENT shall be construed as preventing or in any way inhibiting SB or ARRIS from complying with statutory and regulatory requirements governing the development, manufacture, use and sale or other distribution of PRODUCT in any manner which it reasonably deems appropriate, including, for example, by disclosing to regulatory authorities confidential or other information received from the other party or THIRD PARTIES.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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10. INVENTIONS, PATENTS AND PATENT LITIGATION
    10.01  (a) ARRIS warrants that, as of the EFFECTIVE DATE, it has disclosed to SB the complete texts of all DELTA FACTOR PATENTS and PRODUCT PATENTS, if any, filed by ARRIS prior to the EFFECTIVE DATE, as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving a DELTA FACTOR PATENT or PRODUCT PATENT anywhere in the TERRITORY. SB shall have the right to review all such DELTA FACTOR PATENTS and PRODUCT PATENTS and all proceedings related thereto and make recommendations to ARRIS concerning them and their conduct. ARRIS agrees to keep SB promptly and fully informed of the course of patent prosecution or other proceedings of such DELTA FACTOR PATENTS and PRODUCT PATENTS including, without limitation, providing SB with copies of substantive communications, search reports and THIRD PARTY observations submitted to or received from patent offices within the TERRITORY. SB shall provide such patent consultation to ARRIS related to such DELTA FACTOR PATENTS and PRODUCT PATENTS at no cost to ARRIS.
           (b) SB shall hold all information disclosed to it under this section as confidential subject to the provisions of Article 9. SB shall have the right to assume responsibility for any such DELTA FACTOR PATENT or PRODUCT PATENT or any part of any such DELTA FACTOR PATENT or PRODUCT PATENT which ARRIS intends to abandon or otherwise cause or allow to be forfeited provided that the claims of such PRODUCT PATENT covers PRODUCT.
    10.02 Each party shall have and retain sole and exclusive title to all inventions, discoveries and know-how which are made, conceived, reduced to practice or generated by its employees, agents, or other persons acting under its authority in the course of or as a result of this AGREEMENT.  Each party
shall own a [ ] percent ([   ]) undivided interest in all such inventions,
discoveries and know-how made, conceived, reduced to practice or generated jointly by employees, agents, or other persons acting under the authority of both parties in the course of or as a result of this AGREEMENT. Except as expressly provided in this AGREEMENT, each joint owner may make, use, sell, keep, license, assign, or mortgage such jointly owned inventions, discoveries and know-how, and otherwise undertake all activities a sole owner might undertake with respect to such inventions, discoveries and know-how, without the consent of and without accounting to the other joint owner.
    10.03 Each party shall promptly notify the other upon the making, conceiving or reducing to practice of any invention or discovery referred to in Paragraph 10.02. With respect to any such invention,
              (i) SB shall have the first right, using in-house or outside legal counsel selected at SB's sole discretion, to prepare, file, prosecute, maintain and extend patent applications and patents concerning all such inventions and discoveries owned in whole by SB or jointly by SB and ARRIS in countries of SB's choice throughout the world with appropriate credit to ARRIS representatives, including the naming of such parties as inventors where


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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appropriate and in accordance with the relevant legal requirements, for which SB shall bear the costs relating to such activities which occur at SB's request or direction. SB shall solicit ARRIS' advice and review of the nature and text of any such patent applications which are related to DELTA FACTOR TECHNOLOGY and important prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and SB shall take into account ARRIS' reasonable comments related thereto.
           (ii) ARRIS shall have the first right, using in-house or outside legal counsel selected at ARRIS' sole discretion, to prepare, file, prosecute, maintain and extend patent applications and patents concerning all such inventions and discoveries owned in whole by ARRIS in countries of ARRIS' choice throughout the world, for which ARRIS shall bear the costs. ARRIS shall solicit SB's advice and review of the nature and text of such patent applications and important prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and ARRIS shall take into account SB's reasonable comments related thereto.
              (iii) If SB, prior or subsequent to filing certain patent applications on any inventions or discoveries which are owned in whole or in part by ARRIS, elects not to file, prosecute or maintain such patent applications or ensuing patents or certain claims encompassed by such patent applications or ensuing patents in any country of the TERRITORY, SB shall give ARRIS notice thereof within a reasonable period prior to allowing such patent applications or patents or such certain claims encompassed by such patent applications or patents to lapse or become abandoned or unenforceable, and ARRIS shall thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain patent applications and patents or divisional applications related to such certain claims encompassed by such patent applications or patents concerning all such inventions and discoveries in countries of its choice throughout the world.
              (iv) If ARRIS, prior or subsequent to filing certain patent applications on any inventions or discoveries which are owned in whole by ARRIS, elects not to file, prosecute or maintain such patent applications or ensuing patents or certain claims encompassed by such patent applications or ensuing patents in any country of the TERRITORY, ARRIS shall give SB notice thereof within a reasonable period prior to allowing such patent applications or patents or such certain claims encompassed by such patent applications or patents to lapse or become abandoned or unenforceable, and SB shall thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain patent applications and patents or divisional applications related to such certain claims encompassed by such patent applications or patents concerning all such inventions and discoveries in countries of its choice throughout the world.
              (v) The party filing patent applications for jointly owned inventions and discoveries shall do so in the name of and on behalf of both SB and ARRIS. Each of ARRIS and SB shall hold all information it presently knows or acquires under this Paragraph 10.03 which is related to all such patents and patent applications as confidential subject to the provisions of Article 9.
    10.04 Each party on behalf of itself and its AFFILIATES, and the directors, employees, officers, shareholders, agents, successors and assigns of any of them, hereby waives any and all


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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actions and causes of action, claims and demands whatsoever, in law or equity of any kind it or they may have against the other party and its AFFILIATES, and their officers, directors, employees, shareholders, agents, successors and assigns, which may arise in any way except as a result of the other party's gross negligence, recklessness, or willful misconduct in the performance of its rights under Paragraph 10.03.
    10.05 Notwithstanding the provisions of Paragraph 10.03, each party shall, at its own expense, provide reasonable assistance to the other party to facilitate filing of all patent applications covering inventions referred to in Paragraph 10.02 and shall execute all documents deemed necessary or desirable therefor.
    10.06 In the event of the institution of any suit by a THIRD PARTY against ARRIS, SB, an AFFILIATE, and/or their sublicensees for patent infringement involving the manufacture, use, sale, distribution or marketing of PRODUCT anywhere in the TERRITORY, the party sued shall promptly notify the other party in writing. SB shall have the right but not the obligation to defend such suit at its own expense. If SB does not commence a defense of such suit by [


                ], ARRIS, after notifying SB in writing, shall be entitled to defend such suit at ARRIS' expense. ARRIS and SB shall assist one another and cooperate in any such litigation at the other's reasonable request without expense to the requesting party.
    10.07 In the event that ARRIS or SB becomes aware of actual or threatened infringement of a PRODUCT PATENT related to PRODUCT, anywhere in the TERRITORY, that party shall promptly notify the other party in writing. SB shall have the first right but not the obligation to bring, at its own expense, an infringement action or file any other appropriate action or claim directly related to infringement of a PRODUCT PATENT, wherein such infringement relates to PRODUCT, against any THIRD PARTY and to use ARRIS' name in connection therewith and to include ARRIS' name as a party thereto. If SB does not commence a particular infringement action within ninety (90) days after it received such written notice, ARRIS after notifying SB in writing, shall be entitled to bring such infringement action or any other appropriate action or claim at its own expense and to use SB's name in connection therewith. The party conducting such action shall have full control over its conduct, including settlement thereof, subject to Paragraph 10.09. In any event, ARRIS and SB shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting party.
    10.08 ARRIS and SB shall recover their respective actual out-of-pocket expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by any party. Any excess amount shall be [


                                         ].
    10.09 The parties shall keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning PRODUCT, provided


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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however that no settlement or consent judgment or other voluntary final disposition of any suit defended or action brought by a party pursuant to this
Article 10 may be entered into without the consent of the other party if such settlement would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party's rights under this AGREEMENT.
    10.10 SB shall have the right but not the obligation to seek extensions of the terms of PRODUCT PATENTS. At SB's request, ARRIS shall either authorize SB to act as ARRIS' agent for the purpose of making any application for any extensions of the term of PATENTS and provide reasonable assistance therefor to SB or shall diligently seek to obtain such extensions, in either event, at SB's expense.
    10.11 At SB's request, ARRIS shall seek to obtain SPCS based on PRODUCT PATENTS or authorize SB to obtain SPCS based on PRODUCT PATENTS on ARRIS' behalf. Where SB holds a relevant Marketing Authorization, SB shall at its sole discretion provide to ARRIS a copy of said Marketing Authorization and any information necessary for the purpose of obtaining an SPC based on a PRODUCT PATENT.
    10.12 At SB's request, ARRIS shall cooperate with SB to obtain "pipeline" protection for PRODUCT PATENTS which may be available under the patent laws of countries the patent laws of which are amended to provide improved protection for PRODUCT.

11. TRADEMARKS AND NON-PROPRIETARY NAMES
    11.01 SB shall be responsible for the selection of all trademarks which it employs in connection with PRODUCT in the TERRITORY and shall own and control such trademarks. SB shall be responsible for registration and maintenance of all such trademarks. Nothing in this AGREEMENT shall be construed as a grant of rights, by license or otherwise, to ARRIS to use such trademarks or any other trademarks owned by SB for any purpose. SB shall own such tradenames and trademarks and shall retain such ownership upon termination or expiration of this AGREEMENT.
    11.02 SB, at its expense, shall be responsible for the selection and registration of non-proprietary names for PRODUCT in the TERRITORY.

12. STATEMENTS AND REMITTANCES
    12.01 SB shall keep and require its AFFILIATES and sublicensees to keep complete and accurate records of all gross invoices and NET SALES of PRODUCT under the licenses granted herein. ARRIS shall have the right, at ARRIS' expense, through a certified public accountant or like person reasonably acceptable to SB, to examine such records during regular business hours during the life of this AGREEMENT and for six (6) months after its termination; provided, however, that such examination shall not take place more often than once a year and shall not cover such records for more than the preceding [
    ] and provided further that such accountant shall report to ARRIS only as to the accuracy of the royalty statements and payments.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    12.02  Within [          ] after the close of each calendar quarter, SB
shall deliver to ARRIS a true accounting of all PRODUCT sold by SB, its AFFILIATES, and its sublicensees during such quarter and shall at the same time pay all royalties due. Such accounting shall show sales on a country-by-country and PRODUCT-by-PRODUCT basis.
    12.03 Any tax, duty or other levy paid or required to be withheld by SB on account of royalties payable to ARRIS under this AGREEMENT shall be deducted from the amount of royalties otherwise due. SB shall secure and send to ARRIS proof of any such taxes, duties or other levies withheld and paid by SB or its sublicensees for the benefit of ARRIS.
    12.04 All royalties due under this AGREEMENT shall be payable in U.S. dollars. If governmental regulations prevent remittances from a foreign country with respect to sales made in that country, the obligation of SB to pay royalties on sales in that country shall be suspended until such remittances are possible. ARRIS shall have the right, upon giving written notice to SB, to receive payment in that country in local currency.
    12.05 Monetary conversion from the currency of a foreign country, in which PRODUCT is sold, into United States currency shall be calculated at the actual average rates of exchange for the year to date as used by SB in producing its quarterly and annual accounts, as confirmed by SB's auditors.

13. WARRANTIES AND REPRESENTATIONS
    13.01 As of the EFFECTIVE DATE, ARRIS warrants and represents that, to the best of its belief and knowledge, it owns the entire right and title interest in DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS, and PRODUCT KNOW-HOW, or otherwise has the right to grant the license outlined in
Article 3 with respect to DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW,
PRODUCT PATENTS, and PRODUCT KNOW-HOW, and has the right to enter into this AGREEMENT. ARRIS further warrants and represents that there is nothing in any THIRD PARTY agreement ARRIS has entered into as of the EFFECTIVE DATE, including, but not limited to, any such agreement between ARRIS and the Regents of the University of California, or between ARRIS and [
           ], which, in any way, will limit ARRIS' ability to perform all of the obligations undertaken by ARRIS hereunder. ARRIS further warrants and represents that there is nothing in any agreement ARRIS has entered into as of the EFFECTIVE DATE with [
           ] any rights to any compounds owned by ARRIS which are prepared by ARRIS in furtherance of any such agreement which compounds do not inhibit [

    ]. ARRIS further warrants and represents that the Regents of the University of California, a corporation organized under the laws of the state of California, and having its statewide administrative offices at 300 Lakeside Drive, 22nd Floor, Oakland, California, 94612-3550, U.S.A. (hereinafter "Regents"), has authorized ARRIS, or ARRIS is otherwise permitted, to sublicense to SB, to the extent outlined in this AGREEMENT, all DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS and PRODUCT KNOW-HOW which were licensed to ARRIS under the


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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terms of the Exclusive License Agreement between ARRIS and the Regents dated
February 27, 1995. ARRIS warrants and represents that it:
           (a) shall pay all royalties and other payments which ARRIS may owe to the Regents, and any other THIRD PARTY by virtue of this AGREEMENT, and shall perform and observe all of the other obligations outlined in all present and future agreements between ARRIS and the Regents, and any other THIRD PARTY related to such DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS and PRODUCT KNOW-HOW; and
           (b) In the event that ARRIS receives notice from the Regents, or any other such THIRD PARTY, that ARRIS has committed a breach of its obligations thereto related to such DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS and PRODUCT KNOW-HOW, or if ARRIS anticipates such breach, such as may give rise to a right by such THIRD PARTY to terminate or otherwise diminish ARRIS' rights to such DELTA FACTOR PATENTS, DELTA FACTOR KNOW-HOW, PRODUCT PATENTS and PRODUCT KNOW-HOW, ARRIS shall immediately notify SB of such situation, and ARRIS shall promptly cure such breach. However, if ARRIS is unable to cure such breach, ARRIS shall, to the extent possible, permit SB to cure such breach and to negotiate directly with such THIRD PARTY regarding the cure of such breach.
    13.02 SB warrants and represents that, to the best of its belief and knowledge, it has the right to enter into this AGREEMENT.
    13.03 ARRIS warrants and represents that it has disclosed to SB the complete texts of all DELTA FACTOR PATENTS and PRODUCT PATENTS, if any, as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving a PRODUCT PATENT anywhere in the TERRITORY. Nothing in this AGREEMENT shall be construed as a warranty that DELTA FACTOR PATENTS or PRODUCT PATENTS are valid or enforceable or that their exercise does not infringe any valid patent rights of THIRD PARTIES. ARRIS hereby warrants and represents that it has no present knowledge from which it can be inferred that DELTA FACTOR PATENTS and PRODUCT PATENTS are invalid or that their exercise would infringe valid patent rights of THIRD PARTIES. A holding of invalidity or unenforceability of any PRODUCT PATENT, from which no further appeal is or can be taken, shall not affect any obligation already accrued hereunder, except as otherwise provided by Paragraph 4.04.
    13.04 ARRIS acknowledges that, in entering into this AGREEMENT, SB has relied upon information supplied by ARRIS and information which ARRIS has caused to be supplied to SB by ARRIS' agents and/or representatives, pursuant to that certain Confidentiality Agreement, dated June 20, 1995, between the parties, (all of such information being hereinafter referred to collectively as "Delta Factor Technology Information") and ARRIS warrants and represents that, to the best of its belief and knowledge, the Delta Factor Technology Information is timely and accurate in all material respects. ARRIS further warrants and represents that to the best of its knowledge, it has not, up through and including the EFFECTIVE DATE, omitted to


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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furnish SB with any information available to ARRIS concerning Delta Factor
Technology Information or the transactions contemplated by this AGREEMENT, which would be material to SB's decision to enter into this AGREEMENT and to undertake the commitments and obligations set forth herein.

14. FORCE MAJEURE
    14.01 If the performance of any part of this AGREEMENT by either party, or of any obligation under this AGREEMENT, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this AGREEMENT may be required in order to arrive at an equitable solution.

15. GOVERNING LAW
    15.01 This AGREEMENT shall be deemed to have been made in the Commonwealth of Pennsylvania and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the Commonwealth of Pennsylvania, U.S.A.

16. DISPUTE RESOLUTION
    16.01 Any dispute, controversy or claim arising out of or relating to this AGREEMENT (hereinafter collectively referred to as "Dispute") shall be attempted to be settled by the parties, in good faith, by submitting each such Dispute to appropriate senior management representatives of each party in an effort to effect a mutually acceptable resolution thereof. In the event no mutually acceptable resolution is achieved, then each party shall be entitled to seek relief for such Dispute by using any appropriate mechanism which may be available, such as, but not limited to, judicial relief.

17. SEPARABILITY
    17.01 In the event any portion of this AGREEMENT shall be held illegal, void or ineffective, the remaining portions shall remain in full force and effect.
    17.02 If any of the terms or provisions of this AGREEMENT are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.


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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
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    17.03  In the event that the terms and conditions of this AGREEMENT are materially altered as a result of Paragraphs 17.01 or 17.02, the parties will renegotiate the terms and conditions of this AGREEMENT to resolve any inequities.

18. ENTIRE AGREEMENT
    18.01 This AGREEMENT, entered into as of the EFFECTIVE DATE, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this AGREEMENT shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this AGREEMENT by written instruments specifically referring to and executed in the same manner as this AGREEMENT.

19. NOTICES
    19.01 Any notice required or permitted under this AGREEMENT shall be sent by air mail, postage pre-paid, to the following addresses of the parties:

           ARRIS

           Arris Pharmaceutical Corporation
           385 Oyster Point Boulevard
           Suite 3
           South San Francisco, California   94080
              Attention: Chief Executive Officer

           copy to:

           Cooley Godward Castro Huddleson & Tatum
           Five Palo Alto Square
           3000 El Camino Real
           Palo Alto, California   94306-2155
              Attention: Robert L. Jones, Esq/Barclay Kamb, Esq.

           SB

           SMITHKLINE BEECHAM CORPORATION
           One Franklin Plaza
           P.O. Box 7929
           Philadelphia, Pennsylvania 19101
           U.S.A.
              Attention: Senior Vice President, Worldwide Business Development


                                         41.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
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           copy to:

           SMITHKLINE BEECHAM CORPORATION
           One Franklin Plaza
           P.O. Box 7929
           Philadelphia, Pennsylvania 19101
           U.S.A.
              Attention: Corporate Law-U.S. (FP2225)

    19.02 Any notice required or permitted to be given concerning this AGREEMENT shall be effective upon receipt by the party to whom it is addressed.

20. ASSIGNMENT
    20.01 This AGREEMENT and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties. Neither this AGREEMENT nor any interest hereunder shall be assignable by either party without the written consent of the other provided, however, that either party may assign this AGREEMENT or any patent owned by it to any AFFILIATE, or to any corporation with which it may merge or consolidate or to which it may transfer all or substantially all of its assets to which this AGREEMENT relates, without obtaining the consent of the other party. Notwithstanding the above, in the event that ARRIS is acquired by a THIRD PARTY during the PROOF OF CONCEPT PHASE or during the term of the RESEARCH PHASE, SB can, [
                               ] upon [                 ] written notice to
ARRIS.  In the event of termination of the [


                                        []= Confidential Treatment Requested


                                         42.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                       ].

21. RECORDING
    21.01 SB shall have the right, at any time, to record, register, or otherwise notify this AGREEMENT in appropriate governmental or regulatory offices anywhere in the TERRITORY, and ARRIS shall provide reasonable assistance to SB in effecting such recording, registering or notifying.

22. EXECUTION IN COUNTERPARTS
    22.01 This AGREEMENT may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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                                         43.

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- --------------------------------------------------------------------------------
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
AMENDED.
- --------------------------------------------------------------------------------
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    IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this AGREEMENT as of the date first written above.


SMITHKLINE BEECHAM CORPORATION

BY: /s/ Jean-Pierre Garnier, Ph.D.
   --------------------------------
        Jean-Pierre Garnier, Ph.D.

TITLE: Chief Operating Officer & President, Pharmaceuticals
        & Consumer Healthcare
       ----------------------------------------------------

ARRIS PHARMACEUTICAL CORPORATION

BY:  /s/ Daniel H. Petree
   ---------------------------

TITLE:  E.V.P., C.F.O.
     ------------------------


                                         44.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
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                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM CORPORATION-ARRIS PHARMACEUTICAL CORPORATION

                 APPENDIX A-DELTA FACTOR PATENTS AND PRODUCT PATENTS

  SERIAL NO.       COUNTRY             FILING DATE         STATUS       PATENT
NO.
[
                                                                     ].


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                                         45.

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- --------------------------------------------------------------------------------
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM CORPORATION-ARRIS PHARMACEUTICAL CORPORATION

                                      APPENDIX B
                          DELTA FACTOR COMPOUND STATUS AND
                        COLLABORATION COMPOUND STATUS CRITERIA

                                        PART 1
                        DELTA FACTOR COMPOUND STATUS CRITERIA

IN ORDER TO BE CONSIDERED A DELTA FACTOR COMPOUND, A COMPOUND MUST MEET BOTH OF
THE FOLLOWING [          ] CRITERIA UNLESS A COMPOUND IS OTHERWISE DESIGNATED TO
BE A DELTA FACTOR COMPOUND BY THE RESEARCH STEERING COMMITTEE:
[


                                                           ].
                                        PART 2
                        COLLABORATION COMPOUND STATUS CRITERIA

IN ORDER TO BE CONSIDERED A COLLABORATION COMPOUND, A DELTA FACTOR COMPOUND MUST
MEET ALL OF THE FOLLOWING [          ] CRITERIA UNLESS A DELTA FACTOR COMPOUND
IS OTHERWISE DESIGNATED TO BE A COLLABORATION COMPOUND BY THE RESEARCH STEERING
COMMITTEE:
[


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                                         46.

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- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                      ].


                                        []= Confidential Treatment Requested


                                         47.

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- --------------------------------------------------------------------------------
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM CORPORATION-ARRIS PHARMACEUTICAL CORPORATION

                                 APPENDIX C-RESEARCH
                 PROOF OF CONCEPT PHASE PLAN AND RESEARCH PHASE PLAN

I. PROOF OF CONCEPT PHASE PLAN

           ARRIS RESPONSIBILITIES                SB RESPONSIBILITIES
[














                                            ].

II. RESEARCH PHASE PLAN

           ARRIS RESPONSIBILITIES                SB RESPONSIBILITIES
[


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                                         48.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  ]


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                                         49.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM CORPORATION-ARRIS PHARMACEUTICAL CORPORATION

APPENDIX D-ISSUES (TECHNICAL SELECTION FILTERS) WHICH MUST BE ADEQUATELY ADDRESSED BEFORE A PRODUCT CAN BE CONSIDERED WITHIN SB FOR PRE-PROJECT STATUS DESIGNATION

[


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                                         50.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.
- --------------------------------------------------------------------------------
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                                       ].


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                                         51.

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- --------------------------------------------------------------------------------
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS
AMENDED.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                     COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM CORPORATION-ARRIS PHARMACEUTICAL CORPORATION

                                      APPENDIX E
[













                                       ].


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                                         52.